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MEGATRENDS FUND                                        [Graphic:  USGI Logo]
                                                    a U.S. Global Investors Fund

MEGATREND GROWTH

About the Portfolio Manager
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Dr. Leeb  holds a  B.S. in  Economics from the Wharton School of Business, and a
Ph.D. in Psychology and an M.A. in Mathematics from the University of Illinois. He is the editor of Personal Finance, an esteemed investment newsletter, and The
Big Picture,  one of the  nation's top  market-timing  newsletters.   Author  of
Getting In On the Ground Floor and Market Timing For the Nineties, Dr. Leeb has made appearances on Wall Street Week, The Nightly Business Report, CNN and CNBC.

Investment Profile
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The MegaTrends Fund invests in stocks,  bonds and money market  instruments in a combination designed to provide the optimal balance of growth and protection for shareholders. The MegaTrends Fund primarily holds equity investments but increases its weighting in bonds and money market securities when Dr. Leeb believes they offer better performance and a higher level of safety than stocks. Through analysis of global, economic and market data, Dr. Leeb identifies
universal   trends  which  he  predicts  will  drive  securities  and  economies throughout the world, and adjusts the Fund's portfolio accordingly.


SECTORS %
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Real Estate                             11.08%

Offices-Holding Companies                9.40%

Business Services                        5.82%

Fire, Marine Insurance                   4.83%

Drilling Oil and Gas                     4.46%

Radio & TV Broadcast                     3.45%

Gold Ores                                3.35%

Misc. Furniture                          3.25%

Prepackaged Software                     3.04%

Oil & Gas Field Machines                 2.95%


FUND PROFILE

For Portfolio
Management
Commentary
call our portfolio
direct hotline at
1-800-873-8637
option 6

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EQUITY PORTFOLIO HIGHLIGHTS                 (QUARTER ENDED JUNE 30, 1998)
                                                  [Graphic:  Save with a FREE
                                                             Lifetime IRA icon]

TOTAL RETURNS

Year To Date                             7.92%

1 Year (annualized)                     11.22%

5 Year (annualized)                     11.87%

Total Assets:                          $24.982 million

Expense Ratio: as of Dec. 31, 1997       2.16%

CUSIP:                                  90330L204

Ticker Symbol:                          MEGAX

Inception Date:                         10/21/91


TOP TEN HOLDINGS
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Berkshire Hathaway, Inc.                 8.23%

Sotheby's Holdings Class A               5.10%

Crescent Real Estate                     4.13%

New Plan Realty                          3.09%

Sony Corporation                         3.02%

Royal Group Technologies, Inc.           2.85%

Microsoft Corporation                    2.66%

Chevron Corporation                      2.62%

Schlumberger Limited                     2.59%

Fannie Mae 10/9/19                       2.55%


Must be accompanied or preceded by a prospectus. Past performance is no guarantee of future results. Please read the prospectus carefully before investing. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Call 1-800-US-FUNDS to receive additional information. The Fund's portfolio will change. There can be no guarantee that the Fund will continue to hold these securities in the future.